Exhibit 99.2

First Quarter 2022 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 1 of 17

Consolidated Financial Highlights

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
Net revenues	$1,116,527	$1,134,789	(1.6%)	$1,304,225	(14.4%)
Net income	$173,549	$173,015	0.3%	$261,390	(33.6%)
Preferred dividends	9,320	8,289	12.4%	9,320	0.0%

Net income available to common shareholders	$164,229	$164,726	(0.3%)	$252,070	(34.8%)
Earnings per diluted common share	$1.47	$1.47	0.0%	$2.20	(33.2%)
Earnings per diluted common share available to common shareholders	$1.39	$1.40	(0.7%)	$2.12	(34.4%)
Non-GAAP financial summary (1):
Net revenues	$1,116,587	$1,134,980	(1.6%)	$1,304,225	(14.4%)
Net income	$184,907	$184,714	0.1%	$274,708	(32.7%)
Preferred dividends	9,320	8,289	12.4%	9,320	0.0%

Net income available to common shareholders	$175,587	176,425	(0.5%)	265,388	(33.8%)
Earnings per diluted common share	$1.57	$1.57	0.0%	$2.31	(32.0%)
Earnings per diluted common share available to common shareholders	$1.49	$1.50	(0.7%)	$2.23	(33.2%)
Weighted average number of common shares outstanding:
Basic	109,205	107,746	1.4%	107,185	1.9%
Diluted	118,140	117,875	0.2%	118,959	(0.7%)
Period end common shares outstanding	106,626	105,215	1.3%	104,499	2.0%
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.15	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 2 of 17

GAAP Consolidated Results of Operations

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
Revenues:
Commissions	$195,909	$213,614	(8.3%)	$211,068	(7.2%)
Principal transactions	159,270	165,006	(3.5%)	144,584	10.2%

Transactional revenues	355,179	378,620	(6.2%)	355,652	(0.1%)
Capital raising	73,450	208,806	(64.8%)	166,591	(55.9%)
Advisory	181,396	130,482	39.0%	310,780	(41.6%)

Investment banking	254,846	339,288	(24.9%)	477,371	(46.6%)
Asset management	341,636	278,147	22.8%	318,638	7.2%
Other income	8,888	25,634	(65.3%)	14,496	(38.7%)

Operating revenues	960,549	1,021,689	(6.0%)	1,166,157	(17.6%)
Interest revenue	165,435	127,540	29.7%	145,425	13.8%

Total revenues	1,125,984	1,149,229	(2.0%)	1,311,582	(14.2%)
Interest expense	9,457	14,440	(34.5%)	7,357	28.5%

Net revenues	1,116,527	1,134,789	(1.6%)	1,304,225	(14.4%)

Non-interest expenses:
Compensation and benefits	673,691	697,914	(3.5%)	757,948	(11.1%)
Occupancy and equipment rental	77,026	72,032	6.9%	75,080	2.6%
Communication and office supplies	42,456	41,825	1.5%	41,925	1.3%
Commissions and floor brokerage	15,887	15,703	1.2%	15,257	4.1%
Provision for credit losses	8,240	(5,252)	nm	4,062	102.9%
Other operating expenses	72,118	84,675	(14.8%)	91,291	(21.0%)

Total non-interest expenses	889,418	906,897	(1.9%)	985,563	(9.8%)
Income before income taxes	227,109	227,892	(0.3%)	318,662	(28.7%)
Provision for income taxes	53,560	54,877	(2.4%)	57,272	(6.5%)

Net income	173,549	173,015	0.3%	261,390	(33.6%)
Preferred dividends	9,320	8,289	12.4%	9,320	0.0%

Net income available to common shareholders	$164,229	$164,726	(0.3%)	$252,070	(34.8%)

Earnings per common share:
Basic	$1.50	$1.53	(2.0%)	$2.35	(36.2%)
Diluted	$1.39	$1.40	(0.7%)	$2.12	(34.4%)
Weighted average number of common shares outstanding:
Basic	109,205	107,746	1.4%	107,185	1.9%
Diluted	118,140	117,875	0.2%	118,959	(0.7%)
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.15	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 3 of 17

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
Revenues:
Commissions	$195,909	$213,614	(8.3%)	$211,068	(7.2%)
Principal transactions	159,270	165,006	(3.5%)	144,584	10.2%

Transactional revenues	355,179	378,620	(6.2%)	355,652	(0.1%)
Capital raising	73,450	208,806	(64.8%)	166,591	(55.9%)
Advisory	181,396	130,482	39.0%	310,780	(41.6%)

Investment banking	254,846	339,288	(24.9%)	477,371	(46.6%)
Asset management	341,636	278,147	22.8%	318,638	7.2%
Other income	8,888	25,700	(65.4%)	14,496	(38.7%)

Operating revenues	960,549	1,021,755	(6.0%)	1,166,157	(17.6%)
Interest revenue	165,435	127,540	29.7%	145,425	13.8%

Total revenues	1,125,984	1,149,295	(2.0%)	1,311,582	(14.2%)
Interest expense	9,397	14,315	(34.4%)	7,357	27.7%

Net revenues	1,116,587	1,134,980	(1.6%)	1,304,225	(14.4%)

Non-interest expenses:
Compensation and benefits	664,380	691,740	(4.0%)	749,929	(11.4%)
Occupancy and equipment rental	77,009	72,002	7.0%	75,062	2.6%
Communication and office supplies	42,448	41,825	1.5%	41,925	1.2%
Commissions and floor brokerage	15,887	15,703	1.2%	15,257	4.1%
Provision for credit losses	8,240	(5,252)	nm	4,062	102.9%
Other operating expenses	66,661	75,641	(11.9%)	83,094	(19.8%)

Total non-interest expenses	874,625	891,659	(1.9%)	969,329	(9.8%)
Income before income taxes	241,962	243,321	(0.6%)	334,896	(27.8%)
Provision for income taxes	57,055	58,607	(2.6%)	60,188	(5.2%)

Net income	184,907	184,714	0.1%	274,708	(32.7%)
Preferred dividends	9,320	8,289	12.4%	9,320	0.0%

Net income available to common shareholders	$175,587	$176,425	(0.5%)	$265,388	(33.8%)

Earnings per common share:
Basic	$1.61	$1.64	(1.8%)	$2.48	(35.1%)
Diluted	$1.49	$1.50	(0.7%)	$2.23	(33.2%)
Weighted average number of common shares outstanding:
Basic	109,205	107,746	1.4%	107,185	1.9%
Diluted	118,140	117,875	0.2%	118,959	(0.7%)
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.15	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 4 of 17

Consolidated Financial Summary

	Three Months Ended
(Unaudited, 000s)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
Net revenues:
Global Wealth Management	$681,725	$631,495	8.0%	$674,242	1.1%
Institutional Group	431,363	506,081	(14.8%)	633,263	(31.9%)
Other	3,439	(2,787)	nm	(3,280)	nm

Total net revenues	$1,116,527	$1,134,789	(1.6%)	$1,304,225	(14.4%)
Operating expenses:
Global Wealth Management	$456,312	$408,264	11.8%	$441,944	3.3%
Institutional Group	334,735	388,893	(13.9%)	458,100	(26.9%)
Other	98,371	109,740	(10.4%)	85,519	15.0%

Total operating expenses	$889,418	$906,897	(1.9%)	$985,563	(9.8%)
Operating contribution:
Global Wealth Management	$225,413	$223,231	1.0%	$232,298	(3.0%)
Institutional Group	96,628	117,188	(17.5%)	175,163	(44.8%)
Other	(94,932)	(112,527)	(15.6%)	(88,799)	6.9%

Income before income taxes	$227,109	$227,892	(0.3%)	$318,662	(28.7%)
Financial ratios:
Compensation and benefits	60.3%	61.5%	(120)	58.1%	220
Non-compensation operating expenses	19.4%	18.4%	100	17.5%	190
Income before income taxes	20.3%	20.1%	20	24.4%	(410)
Effective tax rate	23.6%	24.1%	(50)	18.0%	560

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 5 of 17

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
Financial Information:
Total assets	$35,087,698	$28,141,581	24.7%	$34,049,715	3.0%
Total shareholders’ equity	$5,054,344	$4,318,872	17.0%	$5,034,959	0.4%
Total common equity	$4,369,344	$3,783,872	15.5%	$4,349,959	0.4%
Goodwill and intangible assets	$(1,449,919)	$(1,319,089)	9.9%	$(1,455,049)	(0.4%)
DTL on goodwill and intangible assets	$56,775	$52,651	7.8%	$58,126	(2.3%)

Tangible common equity	$2,976,200	$2,517,434	18.2%	$2,953,036	0.8%
Preferred equity	$685,000	$535,000	28.0%	$685,000	0.0%

Financial Metrics:
Book value per common share (2)	$40.98	$35.96	14.0%	$41.63	(1.6%)
Tangible book value per common share (2)	$27.91	$23.93	16.6%	$28.26	(1.2%)
Return on common equity (3)	15.1%	17.6%		23.7%
Non-GAAP return on common equity (1)(3)	16.2%	18.8%		25.0%
Return on tangible common equity (4)	22.3%	26.5%		34.7%
Non-GAAP return on tangible common equity (1)(4)	23.8%	28.4%		36.6%
Pre-tax margin on net revenues	20.3%	20.1%		24.4%
Non-GAAP pre-tax margin on net revenues (1)	21.7%	21.4%		25.7%
Effective tax rate	23.6%	24.1%		18.0%
Non-GAAP effective tax rate (1)	23.6%	24.1%		18.0%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 6 of 17

Regulatory Capital

	Three Months Ended
(Unaudited, 000s)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,029,778	$2,498,655	21.3%	$2,938,955	3.1%
Tier 1 capital	$3,714,778	$3,033,655	22.5%	$3,623,955	2.5%
Risk-weighted assets	$19,958,908	$15,655,984	27.5%	$19,366,321	3.1%
Common equity tier 1 capital ratio	15.2%	16.0%		15.2%
Tier 1 risk based capital ratio	18.6%	19.4%		18.7%
Tier 1 leverage capital ratio	11.3%	11.5%		11.7%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,371,166	$1,044,894	31.2%	$1,274,994	7.5%
Tier 1 capital	$1,371,166	$1,044,894	31.2%	$1,274,994	7.5%
Risk-weighted assets	$12,555,438	$9,428,239	33.2%	$12,001,325	4.6%
Common equity tier 1 capital ratio	10.9%	11.1%		10.6%
Tier 1 risk based capital ratio	10.9%	11.1%		10.6%
Tier 1 leverage capital ratio	7.1%	7.1%		7.1%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$340,014	$280,718	21.1%	$302,231	12.5%
Tier 1 capital	$340,014	$280,718	21.1%	$302,231	12.5%
Risk-weighted assets	$2,668,521	$1,517,312	75.9%	$2,197,216	21.5%
Common equity tier 1 capital ratio	12.7%	18.5%		13.8%
Tier 1 risk based capital ratio	12.7%	18.5%		13.8%
Tier 1 leverage capital ratio	7.1%	7.3%		7.1%
Stifel Net Capital (5):
Net capital	$584,600	$570,300	2.5%	$614,200	(4.8%)
Excess net capital	$554,200	$541,600	2.3%	$584,800	(5.2%)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 7 of 17

Global Wealth Management- Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
Revenues:
Commissions	$130,776	$147,505	(11.3%)	$146,335	(10.6%)
Principal transactions	45,544	53,599	(15.0%)	48,592	(6.3%)

Transactional revenues	176,320	201,104	(12.3%)	194,927	(9.5%)
Asset management	341,613	278,109	22.8%	318,612	7.2%
Net interest	156,760	117,775	33.1%	138,891	12.9%
Investment banking (6)	5,147	13,549	(62.0%)	11,183	(54.0%)
Other income	1,885	20,958	(91.0%)	10,629	(82.3%)

Net revenues	681,725	631,495	8.0%	674,242	1.1%
Non-interest expenses:
Compensation and benefits	364,993	336,721	8.4%	349,428	4.5%
Non-compensation operating expenses	91,319	71,543	27.6%	92,516	(1.3%)

Total non-interest expenses	456,312	408,264	11.8%	441,944	3.3%

Income before income taxes	$225,413	$223,231	1.0%	$232,298	(3.0%)

As a percentage of net revenues:
Compensation and benefits	53.5%	53.3%	20	51.8%	170
Non-compensation operating expenses	13.4%	11.4%	200	13.7%	(30)
Income before income taxes	33.1%	35.3%	(220)	34.5%	(140)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 8 of 17

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors and locations)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
Financial advisors	2,229	2,182	2.2%	2,227	0.1%
Independent contractors	92	92	0.0%	91	1.1%

Total financial advisors	2,321	2,274	2.1%	2,318	0.1%
Locations (7)	395	389	1.5%	396	(0.3%)
Total client assets	$421,414,000	$378,615,000	11.3%	$435,978,000	(3.3%)
Fee-based client assets	$157,910,000	$137,804,000	14.6%	$162,428,000	(2.8%)
Transactional assets	$263,504,000	$240,811,000	9.4%	$273,550,000	(3.7%)
Client money market and insured product	$28,075,000	$23,616,000	18.9%	$27,881,000	0.7%
Secured client lending (8)	$4,081,980	$3,124,545	30.6%	$3,892,609	4.9%
Asset Management Revenue ($ in 000s):
Private Client Group (9)	$293,301	$233,805	25.4%	$270,685	8.4%
Asset Management	34,635	30,114	15.0%	34,179	1.3%
Third-party Bank Sweep Program	942	2,102	(55.2%)	862	9.3%
Other (10)	12,758	12,126	5.2%	12,912	(1.2%)

Total asset management revenues	$341,636	$278,147	22.8%	$318,638	7.2%
Fee-based Assets ($ in millions):
Private Client Group (9)	$138,219	119,836	15.3%	$141,456	(2.3%)
Asset Management	34,716	31,115	11.6%	36,299	(4.4%)
Elimination (11)	(15,025)	(13,147)	14.3%	(15,327)	(2.0%)

Total fee-based assets	$157,910	$137,804	14.6%	$162,428	(2.8%)
Third-party Bank Sweep Program	$5,492	$6,455	(14.9%)	$6,253	(12.2%)
ROA (bps) (12):
Private Client Group (9)	82.9	83.5		82.7
Asset Management	39.9	38.7		37.7
Third-party Bank Sweep Program	6.2	12.3		5.5

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 9 of 17

Institutional Group - Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
Revenues:
Commissions	$65,133	$66,109	(1.5%)	$64,733	0.6%
Principal transactions	113,726	111,407	2.1%	95,990	18.5%

Transactional revenues	178,859	177,516	0.8%	160,723	11.3%
Capital raising	68,303	195,257	(65.0%)	155,470	(56.1%)
Advisory	181,396	130,482	39.0%	310,718	(41.6%)

Investment banking	249,699	325,739	(23.3%)	466,188	(46.4%)
Other income (13)	2,805	2,826	(0.7%)	6,352	(55.8%)

Net revenues	431,363	506,081	(14.8%)	633,263	(31.9%)
Non-interest expenses:
Compensation and benefits	252,347	301,624	(16.3%)	367,439	(31.3%)
Non-compensation operating expenses	82,388	87,269	(5.6%)	90,661	(9.1%)

Total non-interest expenses	334,735	388,893	(13.9%)	458,100	(26.9%)

Income before income taxes	$96,628	$117,188	(17.5%)	$175,163	(44.8%)

As a percentage of net revenues:
Compensation and benefits	58.5%	59.6%	(110)	58.0%	50
Non-compensation operating expenses	19.1%	17.2%	190	14.3%	480
Income before income taxes	22.4%	23.2%	(80)	27.7%	(530)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 10 of 17

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	3/31/2022	3/31/2021	% Change	12/31/2021	% Change
Stifel Bancorp Financial Information:
Total assets	$26,115,139	$20,500,414	27.4%	$25,073,605	4.2%
Total shareholder’s equity	$1,782,875	$1,474,473	20.9%	$1,720,746	3.6%
Total loans, net (includes loans held for sale)	$17,908,268	$12,422,234	44.2%	$16,835,562	6.4%
Commercial and industrial	7,656,507	4,923,494	55.5%	7,345,753	4.2%
Residential real estate	6,008,507	4,158,033	44.5%	5,482,026	9.6%
Securities-based loans	2,954,212	2,089,747	41.4%	2,880,158	2.6%
Commercial real estate	499,825	374,736	33.4%	409,847	22.0%
Other	642,497	669,183	(4.0%)	625,703	2.7%
Loans held for sale	315,427	330,521	(4.6%)	207,715	51.9%
Investment securities	$7,240,149	$6,948,574	4.2%	$7,460,111	(2.9%)
Available-for-sale securities, at fair value	1,926,144	2,189,664	(12.0%)	2,113,893	(8.9%)
Held-to-maturity securities, at amortized cost	5,314,005	4,758,910	11.7%	5,346,218	(0.6%)
Total deposits	$24,195,626	$18,715,133	29.3%	$23,280,348	3.9%
Demand deposits (interest-bearing)	23,553,384	18,125,863	29.9%	22,626,560	4.1%
Demand deposits (non interest-bearing)	618,435	524,338	17.9%	626,633	(1.3%)
Certificates of deposit	23,807	64,932	(63.3%)	27,155	(12.3%)
Credit Metrics:
Allowance for credit losses	$126,802	$129,109	(1.8%)	$118,562	6.9%
Allowance as a percentage of retained loans	0.72%	1.06%		0.71%
Net charge-offs as a percentage of average loans	0.00%	0.01%		0.00%
Total nonperforming assets	$17,124	$13,756	24.5%	$17,470	(2.0%)
Nonperforming assets as a percentage of total assets	0.07%	0.07%		0.07%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 11 of 17

Loans and Lending Commitments - Allowance for Credit Losses

	March 31, 2022
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL%	Q1 Provision
Commercial and industrial	$7,656,507	$54,580	0.7%	$1,051
Residential real estate	6,008,507	32,927	0.5%	4,367
Securities-based loans	2,954,212	3,976	0.1%	(30)
Commercial real estate	499,825	3,680	0.7%	(254)
Other	642,497	9,035	1.4%	(280)

Loans held for investment, gross	17,761,548	104,198	0.6%	4,854
Loans held for sale	315,427

Total loans, gross	18,076,975
Lending commitments	3,721,000	22,604	0.6%	3,386

Loans and lending commitments	$21,797,975	$126,802		$8,240

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 12 of 17

Consolidated Net Interest Income

	Three Months Ended
	March 31, 2022			March 31, 2021			December 31, 2021
(Unaudited, millions)	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,340.3	$1.1	0.32%	$1,812.2	$0.9	0.20%	$1,616.7	$1.1	0.26%
Financial instruments owned	1,176.0	5.4	1.84%	807.8	2.9	1.43%	1,160.1	6.0	2.08%
Margin balances	1,089.6	6.9	2.54%	961.6	6.1	2.53%	1,072.2	6.8	2.53%
Investments:
Asset-backed securities	5,598.6	24.9	1.78%	4,724.6	21.3	1.80%	5,583.7	24.1	1.73%
Mortgage-backed securities	1,007.3	4.4	1.75%	905.9	3.3	1.44%	1,062.4	4.2	1.59%
Corporate fixed income securities	773.0	5.0	2.57%	639.8	5.4	3.37%	794.7	5.8	2.90%
Other	5.3	—	1.84%	6.4	—	2.06%	4.3	—	2.09%

Total investments	7,384.2	34.3	1.86%	6,276.7	30.0	1.91%	7,445.1	34.1	1.83%
Loans:
Commercial and industrial	7,556.0	62.0	3.28%	4,573.6	39.5	3.45%	5,802.4	47.7	3.29%
Residential real estate	5,684.6	35.5	2.50%	3,994.5	27.0	2.71%	5,180.9	32.9	2.54%
Securities-based loans	2,910.7	14.4	1.98%	2,002.3	9.7	1.94%	2,763.9	13.2	1.91%
Commercial real estate	462.9	3.0	2.63%	371.0	3.3	3.51%	372.4	2.7	2.92%
Loans held for sale	221.8	1.3	2.29%	534.4	2.8	2.09%	219.5	1.4	2.64%
Other	642.4	5.1	3.16%	639.9	4.9	3.07%	692.1	5.5	3.10%

Total loans	17,478.4	121.3	2.78%	12,115.7	87.2	2.88%	15,031.2	103.4	2.75%
Other interest-bearing assets	760.3	(3.6)	(1.88%)	596.2	0.4	0.32%	748.8	(6.0)	(3.18%)

Total interest-bearing assets/ interest income	29,228.8	165.4	2.26%	22,570.2	127.5	2.26%	27,074.1	145.4	2.15%
Interest-bearing liabilities:
Senior notes	1,113.6	11.4	4.10%	1,112.5	12.1	4.35%	1,113.3	11.6	4.16%
Deposits	23,129.9	0.9	0.02%	17,629.6	1.3	0.03%	21,056.3	0.9	0.02%
Federal Home Loan advances	40.4	—	0.30%	15.8	—	0.29%	137.3	0.1	0.31%
Other interest-bearing liabilities	1,559.3	(2.8)	(0.75%)	1,209.6	1.0	0.34%	1,454.9	(5.2)	(1.44%)

Total interest-bearing liabilities/ interest expense	$25,843.2	9.5	0.15%	$19,967.5	14.4	0.29%	$23,761.8	7.4	0.12%

Net interest income/margin		$155.9	2.13%		$113.1	2.00%		$138.0	2.04%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 13 of 17

Stifel Bancorp Net Interest Income

	Three Months Ended
	March 31, 2022			March 31, 2021			December 31, 2021
(Unaudited, millions)	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$549.5	$0.3	0.22%	$962.3	$0.3	0.12%	$717.9	$0.3	0.17%
Investments	7,384.2	34.3	1.86%	6,276.7	30.0	1.91%	7,445.1	34.1	1.83%
Loans	17,478.4	121.3	2.78%	12,115.7	87.2	2.88%	15,031.2	103.4	2.75%
Other interest-bearing assets	50.1	0.4	2.87%	40.7	0.2	2.23%	51.5	0.4	3.07%

Total interest-bearing assets/ interest income	$25,462.2	$156.3	2.45%	$19,395.4	$117.7	2.43%	$23,245.7	$138.2	2.38%
Interest-bearing liabilities:
Deposits	$23,129.9	$0.9	0.02%	$17,629.6	$1.3	0.03%	$21,056.3	$0.9	0.02%
Federal Home Loan advances	40.4	—	0.30%	15.8	—	0.29%	137.3	0.1	0.31%
Other interest-bearing liabilities	1.1	0.1	13.24%	1.4	—	7.92%	1.0	—	16.71%

Total interest-bearing liabilities/ interest expense	$23,171.4	1.0	0.02%	$17,646.8	1.3	0.03%	$21,194.6	1.0	0.02%

Net interest income/margin		$155.3	2.44%		$116.4	2.40%		$137.2	2.36%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 14 of 17

GAAP to Core Reconciliation

	Three Months Ended
(Unaudited, 000s)	3/31/2022	3/31/2021	Change	12/31/2021	Change
GAAP net revenues	$1,116,527	$1,134,789		$1,304,225
Non-GAAP adjustments	60	191		—

Non-GAAP net revenues	1,116,587	1,134,980		1,304,225

GAAP compensation and benefits expense	673,691	697,914		757,948
Merger-related (14)	(9,311)	(6,174)		(8,019)

Non-GAAP compensation and benefits expense	664,380	691,740		749,929

GAAP non-compensation operating expenses	215,727	208,983		227,615
Merger-related (14)	(5,482)	(9,064)		(8,215)

Non-GAAP non-compensation operating expenses	210,245	199,919		219,400

Total merger-related adjustments	(14,853)	(15,429)		(16,234)

GAAP provision for income taxes	53,560	54,877		57,272
Merger-related and other (14)	3,495	3,730		2,916

Non-GAAP provision for income taxes	57,055	58,607		60,188

Financial ratios:
Compensation and benefits	59.5%	60.9%	(140)	57.5%	200
Non-compensation operating expenses	18.8%	17.7%	110	16.8%	200
Income before income taxes	21.7%	21.4%	30	25.7%	(400)
Effective tax rate	23.6%	24.1%	(50)	18.0%	560

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 15 of 17

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”), a non-GAAP financial measure, is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $55.5 million, $51.7 million, and $56.3 million, as of March 31, 2022 and 2021, and December 31, 2021, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, April 27, 2022.
(6)	Includes capital raising and advisory fee revenues.
(7)	Represents Global Wealth Management locations. Historical periods have been restated to conform with the current period presentation.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(13)	Includes net interest, asset management, and other income.
(14)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 16 of 17

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s first quarter earnings release issued April 27, 2022.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2022 Earnings Release	Page 17 of 17